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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 25, 1999





                           Commission File No. 0-18492

                                 TEAMSTAFF, INC.
             (Exact name of registrant as specified in its charter)

       New Jersey                                         22-1899798
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                      Identification Number)

300 Atrium Drive, Somerset, NJ                                08873
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (732) 748-1700

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         ITEM 2.  ACQUISITION OR DISPOSITIONS OF ASSETS

                  As previously reported on Form 8K filed with the Commission on February 8, 1999, effective as of January 25, 1999, TeamStaff, Inc. (formerly Digital Solutions, Inc.) (the "Company") consummated its acquisition of 10 entities operating under the tradename the "TeamStaff Companies". As a result of the acquisition, the 10 TeamStaff Companies became wholly-owned subsidiaries of the Company.

                  Pursuant to the terms of the acquisition, the Company issued 8,233,334 shares of common stock in exchange for all of the common stock of the TeamStaff Companies and paid $3.2 million in cash for all the preferred stock and for payment of outstanding debt owed by the TeamStaff Companies to its shareholders. The Company also incurred $1,281,000 for certain legal, accounting and investment banking expenses. Additionally, the Company issued 312,010 shares of common stock to its investment banking firm for services rendered in connection with the acquisition.

                  Pursuant to the terms of the acquisition agreements, the former owners of the TeamStaff Companies agreed to indemnify the Company, subject an initial "basket" of $100,000, for claims of up to approximately $2,000,000 for various types of claims for breaches of representations and warranties. The former owners placed 1,471,000 shares of Common Stock into escrow in order to provide limited security for claims of indemnification brought by the Company for breaches of representations or warranties by the TeamStaff Companies and the former owners.

                  In addition, pursuant to the acquisition agreements, the former owners of the TeamStaff Companies have agreed to vote all shares of the Company owned by them during the two year period following the acquisition, in favor of management's nominees to the Board of Directors at all special or annual meetings of the Company's shareholders.

                  This Amendment to Form 8K has been filed to include certain Financial Statements and Pro Forma Financial Information in accordance with Form 8K reflecting the acquisition of the TeamStaff Companies.

                  Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "1995 Reform Act"). TeamStaff, Inc. desires to avail itself of certain "safe harbor" provisions of the 1995 Reform Act and is therefore including this special note to enable the Company to do so. Forward-looking statements included in this report involve known and unknown risks, uncertainties, and other factors which could cause the Company's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, risks associated with the Company's risks of current as well as future acquisitions, effects of competition and technological changes and dependence upon key personnel.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a.       Financial Statements of Business Acquired

                  Pursuant to Item 7 of Form 8-K, the following financial statements of the TeamStaff Companies are annexed hereto:

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                  99.1     Audited Financial Statements for the fiscal years
                           ended December 31, 1996 and 1997, together with report of Grant Thornton LLP independent accountants to the TeamStaff Companies.

                  99.2 Audited Financial Statements for the fiscal year ended December 31, 1998, together with report of Arthur Andersen LLP independent accountants to the TeamStaff Companies.

                  b.       Pro Forma Financial information.

                           Pursuant to Item 7 of Form 8-K, the Company has annexed hereto the Pro Forma financial statements which have been prepared as if the acquisition was consummated as of October 1, 1997.

                  99.3 Pro Forma Financial Statements of TeamStaff, Inc. (formerly Digital Solutions, Inc.)

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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    TEAMSTAFF, INC.
                                                    (Registrant)



                                                     /s/ Donald W. Kappauf
                                                    ----------------------
                                                    Donald W. Kappauf
                                                    Chief Executive Officer



                                                    /s/ Donald T. Kelly
                                                    -------------------
                                                    Donald T. Kelly
                                                    Chief Financial Officer

         Date: April 7, 1999

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